EXHIBIT 10.195

MASTER AMENDMENT AGREEMENT

This Master Amendment Agreement (the “Master Amendment”), is entered into as of September 30, 2003 (the “Master Amendment Effective Date”), by and between MedImmune Vaccines, Inc. (formerly Aviron), a Delaware corporation (“MedImmune”), and Wyeth (formerly known as American Home Products Corporation), a Delaware corporation acting through its Wyeth Pharmaceuticals division (“Wyeth”).

Recitals:

A.                                    Wyeth and the predecessor-in-interest of MedImmune entered into that certain United States License and Co-Promotion Agreement dated as of January 11, 1999, as amended October 23, 2002 (the “U.S. Agreement”), regarding the development, manufacture (to the extent set forth in the Supply Agreement (as defined below)), distribution, use, marketing and co-promotion of MedImmune’s proprietary intranasally delivered cold-adapted vaccine formulation against influenza and influenza-associated illnesses, including otitis media infection, known as FluMist™ or FluEnz™ (collectively, “FluMist”), in the United States and its territories and possessions.

B.                                    Wyeth also has the right, pursuant to that certain International FluMist™ License Agreement, dated as  of January 11, 1999 (the “International Agreement”), by and between Wyeth and the predecessor-in-interest of MedImmune, to exclusively develop, manufacture (to the extent set forth in the Supply Agreement), distribute, use, market and sell FluMist in certain territories outside of the United States and its territories and possessions.

C.                                    That certain FluMistTM Supply Agreement between Wyeth and the predecessor-in-interest of MedImmune dated January 11, 1999, as amended January 1, 2001 and October 23, 2002 (the “Supply Agreement”), provides for the manufacture and supply of the Frozen Product and the Liquid Product (as such terms are defined in the Supply Agreement) for distribution and sale by Wyeth under the terms and conditions of the U.S. Agreement and International Agreement.

D.                                    The parties desire to amend the U.S. Agreement, the International Agreement, the Supply Agreement and the related letter agreement executed by the parties as of October 23, 2002 (the “Letter Agreement,” and all such agreements collectively, the “Agreements”) to clarify the understanding and intent of the Agreements and to amend the Agreements as detailed below.

In consideration of the foregoing recitals and the mutual covenants and agreements contained in this Master Amendment, the parties hereby agree as follows:

Agreement:

1.                                      Definitions.  All defined terms used and not otherwise defined in this Master Amendment have the meanings ascribed to such terms in the Agreements.  Provisions of this Master Amendment that reference terms that are defined in more than one Agreement will be deemed to be applicable to the particular Agreement or Agreements that the provision amends.

2.                                      Forecasts; Pricing and Payment for MedImmune-Manufactured Product.  This Section 2 supercedes conflicting provisions of each of the Agreements.  Without limiting the scope of the preceding sentence, Sections 7.1, 7.2 and 7.3 of the Supply Agreement (set forth in the Second

Amendment of the Supply Agreement) are hereby deleted (except for Sections 7.2(b) and 7.3(b) which will survive with the amendments set forth in the next sentence) and superceded by this Section 2.  As conforming changes,

(a)                                  the term “Late Doses” as used in the Supply Agreement will continue to be defined as “doses of MedImmune-Manufactured Product delivered to Wyeth later than the month in which such doses are to be delivered under the applicable Forecast for the applicable Flu Season;

(b)                                 the third sentence of Section 7.2(b) of the Supply Agreement is superceded as follows:  “With respect to any Late Doses during the applicable Flu Season, the amount due to MedImmune with respect to those doses in the interim and final reconciliation calculations for that Flu Season (as set forth in Section 2.3(c) of the Master Amendment) will be equal to (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) of the Net Sales attributable to the Late Doses sold and not subsequently returned in that Flu Season.”

(c)                                  the third sentence of Section 7.3(b) of the Supply Agreement is superceded as follows:  “With respect to any Late Doses during the applicable Flu Season, the amount due to MedImmune with respect to those doses in the interim and final reconciliation calculations for that Flu Season (as set forth in Section 2.4(c) of the Master Amendment) will be equal to (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) Of the Net Sales attributable to the Late Doses sold and not subsequently returned in that Flu Season.”; and

(d)                                 the first sentence of Section 7.5 of the Supply Agreement is superceded as follows:  “MedImmune shall have the right to audit Wyeth’s records in order to confirm its calculation of the payments owed to MedImmune under the Agreements, as amended by this Master Amendment.”

For clarity, Sections 7.2(b) (as modified by clause (b) of the preceding sentence), 7.3(b) (as modified by clause (c) of the preceding sentence), 7.4 and 7.5 (as modified by clause (d) of the preceding sentence) of the Supply Agreement will remain in full force and effect.  For clarity, the terms “MedImmune Vaccines-Manufactured Product” and “MedImmune-Manufactured Product” are to be used interchangeably and have the meaning ascribed to the term “MedImmune Vaccines-Manufactured Product” in the Supply Agreement.  The parties agree that this Section 2 describes only those payments due to MedImmune with respect to the delivery to and acceptance by Wyeth of MedImmune Manufactured Product.  This Master Amendment is in no way meant to alter, amend or otherwise modify any royalty or milestone payment due to MedImmune under the Agreements, except to the extent set forth in Sections 4.1 and 4.3(b).

2.1                               Certain Definitions; Rules of Construction.

(a)                                  Doses Sold, Returned or Unsold.  For the purposes of this Section 2, doses “sold” by Wyeth will mean doses of Product accepted by Wyeth and sold by Wyeth to a Third Party whether or not those doses are subsequently returned.  Doses sold that are “subsequently returned” or doses “returned” will mean doses of Product that are accepted by Wyeth and initially sold by Wyeth to a Third Party but then are later returned (in accordance with Wyeth’s returned goods policy applicable to the Product) and are not resold during the applicable Flu Season.  “Unsold” doses are doses of Product that are accepted by Wyeth but not sold to a Third Party.  “Accepted” doses are those doses of MedImmune-Manufactured Product delivered to Wyeth by MedImmune and accepted by Wyeth in accordance with Section 6.3 of the Supply Agreement.

(b)                                  Determinations of MedImmune-Manufactured Product.  To the extent any Product is not manufactured by MedImmune and therefore one or more of the calculations in this Section 2 require determining the amount of MedImmune-Manufactured Product sold, returned or unsold, such amount will be determined by multiplying the number of doses of Product sold, returned or unsold, as applicable, by the ratio of (1) MedImmune-Manufactured Product accepted by Wyeth divided by (2) the sum of (A) Product (other than MedImmune-Manufactured Product) produced for the applicable Flu Season and released for distribution plus (B) doses of MedImmune-Manufactured Product accepted by Wyeth (such ratio, the “MedImmune-Manufactured Product Ratio”).

(c)                                  Determinations of Net Sales Attributable to MedImmune-Manufactured Product.  To the extent any Product is not manufactured by MedImmune and therefore one or more of the calculations in this Section 2 require determining the amount of Net Sales attributable to MedImmune-Manufactured Product, such amount will be determined by multiplying Net Sales for the applicable Flu Season by the MedImmune-Manufactured Product Ratio.  The parties agree that for the purposes of this Section 2, Net Sales will include only those Product sales in the Territory (as defined in the U.S. Agreement).  If and when MedImmune produces Finished Product under Section 18.8(a)(iii) of the International Agreement and that Product is MedImmune-Manufactured Product, then the parties agree that separate calculations under this Section 2 will be made for sales in the Territory (under the International Agreement) and in such case Net Sales will include only those Product sales in the Territory (as defined in the International Agreement).

2.2                               2003-2004 Flu Season.  The parties agree that the JCC Forecast and the U.S. Frozen Forecast for the 2003-2004 Flu Season are both (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) doses.  Because the JCC Forecast for the 2003-2004 Flu Season is in excess of (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) doses and Regulatory Approval for the Frozen Formulation in the Territory was obtained before June 30, 2003, Wyeth agrees that MedImmune has earned and Wyeth will pay the (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) milestone described in Section 8.3(a) of the U.S. Agreement no later than December 31, 2003.

2.3                               Payments for First Four Flu Seasons.

(a)                                  Generally.  The total transfer amount due to MedImmune in respect of the MedImmune-Manufactured Product accepted by Wyeth during any of the first four Flu Seasons will be the transfer price for those doses as described in this Section 2.3.  Upon acceptance of each shipment of doses of MedImmune-Manufactured Product for each of the first four Flu Seasons, Wyeth will make an estimated transfer price payment to MedImmune in respect of such doses.  No later than April 30 of each Flu Season, Wyeth will provide MedImmune with a written description of the interim aggregate actual transfer price due to MedImmune for that Flu Season as of that date describing Wyeth sales of the Product (i.e., indicating the number of doses sold, the number doses returned and the number of unsold doses), with a detailed description of the applicable reconciliation calculation. If the reconciliation calculation indicates that any amount is owed to MedImmune, Wyeth will pay MedImmune that amount within 30 days after receiving the reconciliation calculation.  If the reconciliation calculation indicates that any amount is owed to Wyeth, MedImmune will pay Wyeth that amount within 30 days after receiving the reconciliation calculation.  No later than 30 days after the end of each Flu Season, but in any event by July 31 of the applicable Flu Season, Wyeth will provide MedImmune with a written description of the final aggregate actual transfer price due to MedImmune for that Flu Season describing Wyeth sales of the Product (i.e., indicating the number of doses sold, the number doses returned and the number of unsold doses), and a detailed description of the applicable reconciliation calculation.  If the reconciliation calculation indicates any amount is owed to MedImmune, Wyeth will pay MedImmune that amount within 30 days after receiving the reconciliation calculation. If the reconciliation calculation indicates that any amount is owed to Wyeth, MedImmune will pay Wyeth that amount within 30 days after receiving the reconciliation calculation.  For the purpose of this Section 2.3(a), the estimated transfer price payment for each shipment will be calculated as set forth in Section 2.3(b), and the aggregate actual transfer price and reconciliation for the applicable Flu Season will be calculated as set forth in Section 2.3(c).

(b)                                  Estimated Transfer Price Payment Calculations.  For the purpose of Section 2.3(a), the estimated transfer price payment per shipment of doses accepted by Wyeth will be calculated as follows:

TPe = Das × Pe

where:

TPe is the estimated transfer price per shipment;

Das is the number of doses of MedImmune-Manufactured Product accepted by Wyeth in the shipment; and

Pe is the estimated average transfer price per dose, which is constant throughout any given Flu Season and calculated as (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) of (1) the estimated Net Sales attributable to MedImmune-Manufactured Product for the Flu Season divided by (2) the Forecast of MedImmune-Manufactured Product for that Flu Season less (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)of the estimated number of returned doses of MedImmune-Manufactured Product for that Flu Season.

For the purpose of determining the estimated average transfer price per dose (Pe) for a particular Flu Season, Wyeth and MedImmune agree that Pe for the 2003-2004 Flu Season is (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED). For all subsequent Flu Seasons, the JCC (or ICC, as applicable) will calculate and provide the parties with the Pe for that Flu Season no later than 90 days before the beginning of the applicable Flu Season.  For the purpose of this Section 2.3(b), the beginning of the Flu Season in the case of the Northern Hemisphere will be deemed to be September 1 and for all other regions will be determined by mutual agreement of the parties.

(c)                                  Reconciliation; Aggregate Actual Transfer Price Calculations.  For the purpose of Section 2.3(a), the aggregate actual transfer price for the applicable Flu Season will be calculated as follows:

TPa = Da × Pa

where:

TPa is the aggregate actual transfer price for the applicable Flu Season (i.e., the total payment due to MedImmune);

Da is the total number of doses of MedImmune-Manufactured Product accepted by Wyeth during the Flu Season; and

Pa is the actual average transfer price per dose, which is calculated as (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) of (1) the actual Net Sales attributable to MedImmune-Manufactured Product for the Flu Season divided by (2) the total number of doses of MedImmune-Manufactured Product sold by Wyeth during the Flu Season less (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) the number of doses of MedImmune-Manufactured Product sold by Wyeth during the Flu Season and subsequently returned.

If the interim payment due to MedImmune under this Section 2.3(c) for a Flu Season (i.e., TPa) exceeds the estimated payment made to MedImmune under Section 2.3(b) for that Flu Season (i.e., TPe) then the amount due to MedImmune at the interim payment period will be TPa  minus TPe.  Conversely, if TPe exceeds TPa then the amount due to Wyeth will be TPe  minus TPa.

If the final payment due to MedImmune under this Section 2.3(c) for a Flu Season exceeds the estimated payment made to MedImmune under Section 2.3(b) for that Flu Season (as adjusted to reflect any interim payment), then that excess will be the amount due to MedImmune at the final payment date.  Conversely, if the estimated payment made to MedImmune under Section 2.3(b) for that Flu Season (as adjusted to reflect any interim payment) exceeds the final payment due to MedImmune under this Section 2.3(c), then that excess will be the amount due to Wyeth at the final payment date.

To the extent any amount is due to MedImmune in respect of Late Doses, such amount will be added to TPa in the interim and reconciliation calculations above.

2.4                               Payments for Fifth and Subsequent Flu Seasons.

(a)                                  Generally.  The total transfer amount due to MedImmune in respect of the MedImmune-Manufactured Product accepted by Wyeth during any of the fifth and subsequent Flu Seasons will be the transfer price described in this Section 2.4 plus payments for unsold and returned doses (also described in this Section 2.4).  Upon acceptance of each shipment of doses of MedImmune-Manufactured Product for each of the fifth and subsequent Flu Seasons, Wyeth will make an estimated transfer payment (including an estimate of the payments for unsold and returned doses) to MedImmune in respect of such doses.  No later than April 30 of each Flu Season, Wyeth will provide MedImmune with a written description of the interim aggregate transfer payments due to MedImmune for that Flu Season as of that date describing Wyeth sales of the Product (i.e., indicating the number of doses sold, the number doses returned and the number of unsold doses), with a detailed description of the applicable reconciliation calculations. If the reconciliation calculation indicates that any amount is owed to MedImmune, Wyeth will pay MedImmune that amount within 30 days after receiving the reconciliation calculation.  If the reconciliation calculation indicates that any amount is owed to Wyeth, MedImmune will pay Wyeth that amount within 30 days after receiving the reconciliation calculation.  No later than 30 days after the end of each Flu Season, but in any event by July 31 of the applicable Flu Season, Wyeth will provide MedImmune with a written description of the final aggregate transfer payments due to MedImmune for that Flu Season describing Wyeth sales of the Product (i.e., indicating the number of doses sold, the number doses returned and the number of unsold doses), and a detailed description of the applicable reconciliation calculations.  If the reconciliation calculation indicates any amount is owed to MedImmune, Wyeth will pay MedImmune that amount within 30 days after receiving the reconciliation calculation. If the reconciliation calculation indicates that any amount is owed to Wyeth, MedImmune will pay Wyeth that amount within 30 days after receiving the reconciliation calculation.  For the purpose of this Section 2.4(a), the estimated transfer price payment for each shipment will be calculated as set forth in Section 2.4(b), and the aggregate actual transfer price and reconciliation for the applicable Flu Season will be calculated as set forth in Section 2.4(c).

(b)                                  Estimated Transfer Price Payment Calculations.  The estimated transfer price payment per shipment of doses accepted by Wyeth will be calculated as follows:

TPe = Das × Pe

where:

TPe is the estimated transfer price per shipment;

Das is the number of doses of MedImmune-Manufactured Product accepted by Wyeth in the shipment; and

Pe is the estimated average transfer price per dose, which is constant throughout any given Flu Season and calculated as (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) of the estimated Net Sales attributable to MedImmune-Manufactured Product for the Flu Season divided by the Forecast of MedImmune-Manufactured Product for that Flu Season.

The total estimated payment amount due upon acceptance of any shipment will be the estimated transfer price payment for that shipment (TPe) plus the estimated payment for unsold and returned doses for that shipment (to be determined by mutual agreement of the parties as a reasonable estimate of the corresponding actual amounts to be calculated under Section 2.4(c)).  For the purpose of determining the estimated average transfer price per dose (Pe) for a particular Flu Season, the JCC (or ICC, as applicable) will calculate and provide the parties with the Pe for that Flu Season no later than 90 days before the beginning of the applicable Flu Season.  For the purpose of this Section 2.4(b), the beginning of the Flu Season in the case of the Northern Hemisphere will be deemed to be September 1 and for all other regions will be determined by mutual agreement of the parties.

(c)                                  Calculations of Aggregate Actual Transfer Price, Unsold Price and Return Price Payments; Reconciliation.  The total amount due to MedImmune for each Flu Season starting with the fifth Flu Season will be the aggregate actual transfer price payment plus the unsold price payment plus the return price payment as calculated in accordance with this Section 2.4(c) (i.e., TPa + UP + RP, as such terms are defined below in this Section 2.4(c)).

(1)                                 Aggregate Actual Transfer Price.  The aggregate actual transfer price payment for the applicable Flu Season will be calculated as follows:

TPa = Ds × Pa

where:

TPa is the aggregate actual transfer price for the applicable Flu Season;

Ds is the greater of (A) (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) of the doses accepted by Wyeth during the applicable Flu Season or (B) the total number of doses of MedImmune-Manufactured Product sold by Wyeth during the Flu Season; and

Pa is the actual average transfer price per dose, which is calculated as (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) of (A) the actual Net Sales attributable to MedImmune-Manufactured Product for the Flu Season divided by (B) the total number of doses of MedImmune-Manufactured Product sold by Wyeth during the Flu Season.

(2)                                 Unsold Price.  The unsold price payment for the applicable Flu Season will be calculated as follows:

UP = Da × Pa

where:

UP is the unsold price for the applicable Flu Season;

Du is the lesser of (1) the total number of doses of MedImmune-Manufactured Product accepted by Wyeth but not sold during the applicable Flu Season or (2) (CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED) of the total number of doses of MedImmune-Manufactured Product accepted by Wyeth during the Flu Season; and

Pu is the price per dose to be paid for each unsold dose, which is the lesser of (1) (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) of MedImmune’s Manufacturing Costs for the unsold doses divided by the number of unsold doses or (2) the Cost of Goods Cap.

(3)                                 Return Price.  The return price payment for the applicable Flu Season will be calculated as follows:

RP = Dr × Pr

where:

RP is the return price for the applicable Flu Season;

Dr is the number of doses of MedImmune-Manufactured Product returned during the Flu Season; and

Pr is the price per dose to be paid for each dose returned, which is based on the number of doses of MedImmune-Manufactured Product sold during the Flu Season as set forth in the following table:

Number of Doses of MedImmune- Manufactured Product Sold During the Flu Season	Pr

(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) or less	$(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	$(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) or more	$(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

provided that, the price per dose in the preceding table will be adjusted on July 1, 2004 and every July 1 afterwards during the term of the Supply Agreement by increasing or decreasing such price per dose by a percentage equal to one-half of any cumulative percentage increase or decrease, respectively, in the Consumer Price Index as of such adjustment date, as compared to the Consumer Price Index in effect on July 1, 2003.

If the interim payment due to MedImmune under this Section 2.4(c) for a Flu Season (i.e., TPa + UP + RP) exceeds the estimated payment made to MedImmune under Section 2.4(b) for that Flu Season then the amount due to MedImmune will be (TPa + UP + RP) minus the estimated payment.  Conversely, if the estimated payment exceeds (TPa + UP + RP) then the amount due to Wyeth will be the estimated payment minus (TPa + UP + RP).

If the final payment due to MedImmune under this Section 2.4(c) for a Flu Season exceeds the estimated payment made to MedImmune under Section 2.4(b) for that Flu Season (as adjusted to reflect any interim payment), then that excess will be the amount due to MedImmune at the final payment date.  Conversely, if the estimated payment made to MedImmune under Section 2.4(b) for that Flu Season (as adjusted to reflect any interim payment) exceeds the final payment due to MedImmune under this Section 2.4(c), then that excess will be the amount due to Wyeth at the final payment date.

To the extent any amount is due to MedImmune in respect of Late Doses, such amount will be added to TPa in the interim and reconciliation calculations above.

2.5                               Excess Doses.  Wyeth has the right but not the obligation to accept any doses that are delivered in excess of the Forecast/Modified Forecast (such doses, “Excess Doses”).  If Wyeth, in its sole discretion, accepts any Excess Doses, then the Forecast for that Flu Season will be deemed to have been increased to include such accepted Excess Doses.

3.                                      CAIV-T Research and Development.  Notwithstanding anything to the contrary regarding allocation of research and development costs set forth in the U.S. Agreement or the International Agreement, the parties agree that they will share certain expenses for the research and development of a liquid trivalent cold-adapted intranasal influenza vaccine (“CAIV-T”)  in accordance with the terms of this Section 3.  In exchange, each party agrees that it has a continuing obligation to provide to the other all data and other materials related to all studies, trials and tests related to the research and development of CAIV-T (whether completed, on-going or proposed and domestic or international).  The parties agree that the design and execution of all studies, trials and tests related to CAIV-T that have either not been initiated as of the date of execution of this Master Amendment or have been initiated but are subsequently modified will be reviewed and agreed upon by the JDC and then submitted to the JCC for final review and approval.

3.1                               Milestone Payments.  MedImmune agrees to make a payment of $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) to Wyeth no later than February 1, 2004 in recognition of CAIV-T research expenses incurred by Wyeth through December 31, 2003 and for which Wyeth has no further service obligation to MedImmune.  In addition, MedImmune agrees to make the following milestone payments to Wyeth promptly after achievement of the corresponding milestone:

Milestone	Milestone Payment
FDA’s acceptance for filing of the first PLA for CAIV-T	$(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

First approval by the FDA of a PLA for CAIV-T	$(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

3.2                               Research and Development Expenses.  Notwithstanding anything in Section 6.4 of the U.S. Agreement to the contrary, R&D Expenses that are incurred on or after January 1, 2004 and relate to studies, tests or trials that support regulatory filings related to CAIV-T exclusively in the United States and in no other jurisdictions (“U.S.-Only Expenses”), will be borne (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED). Any R&D Expenses that are incurred on or after January 1, 2004 and relate to studies, tests or trials that support regulatory filings related to CAIV-T in the United States and one or more other jurisdictions (“Multi-Jurisdiction Expenses”) will be borne (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED).  Any R&D Expenses that are incurred after January 1, 2004 and relate to studies, tests or trials to support regulatory filings related to CAIV-T exclusively in jurisdictions outside of the United States (“Ex-U.S. Expenses”) will be borne (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED).  For the purposes of the three preceding sentences, the term “exclusively” refers solely to the jurisdiction limitation for support of regulatory filings and does not prohibit either Party from fulfilling any disclosure obligations to regulatory authorities in any jurisdiction.

For clarity, a complete list of those on-going studies, trials and tests related to CAIV-T for which R&D Expenses are expected to be incurred on or after January 1, 2004 and the amounts that have been budgeted for such studies, trials and tests will be reviewed for approval by the JDC and the JCC no later than December 31, 2003 and will be categorized as U.S.-Only Expenses, Multi-Jurisdiction Expenses or Ex-U.S. Expenses, if and when approved.  In accordance with the procedure described in the introductory paragraph of this Section 3, all other studies, trials and tests to be included in the Development Plan and related to CAIV-T will be approved by the JDC or IDC, as applicable and JCC or ICC, as applicable and the related expenses will be designated by the JDC or IDC (subject to final approval by the JCC or ICC) as U.S.-Only Expenses, Multi-Jurisdiction Expenses or Ex-U.S. Expenses, as applicable, at the time of such approval.  The Party conducting or sponsoring the study, trial or test will notify the other in writing promptly if the expenses exceed or are expected to exceed the budgeted amount approved by the JCC or ICC by greater than a percentage amount (which percentage amount will be set for the JCC and ICC by the JCC on or before December 31, 2003) with an explanation of the reason for the variance.  Amounts in excess of the percentage amount above the budgeted amount approved by the JCC or ICC will be borne by the Party conducting the applicable study, trial or test unless a revised budget is approved by the JCC or ICC, after a good faith evaluation of the explanation of the reason for the variance.  The Party incurring the expense will invoice the other on a quarterly basis and payment by the other Party of its share of such expenses, as provided in this Section 3.2, will be due within 30 days after receipt of such invoice.

4.                                      Elimination of (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) ; Related Adjustments of Agreement Terms. This Section 4 amends the U.S. Agreement and the International Agreement.

4.1                               Elimination of (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED).  Section 12.4 of the U.S. Agreement (under the caption (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) ) is hereby deleted.

4.2                               Term of U.S. Agreement.

(a)                                  Term Extension.  The parties agree that for the purposes of the U.S. Agreement there is no “Launch Date Flu Season” and that the 2003-2004 Flu Season is the “First Full Flu Season.”  In addition, Section 1.16 of the U.S. Agreement (as set forth in the First Amendment of the U.S. Agreement) is hereby deleted and replaced with the following new Section 1.16:

“1.16                  “Co-Promotion Term” means the period commencing with the 2003-2004 Flu Season, and terminating upon the earlier of (a) the conclusion of the eleventh Flu Season (i.e., May 1, 2014), or (b) termination of this Agreement pursuant to Section 19.2, 19.3, 19.4 or 19.5, or as otherwise agreed by the Parties in writing.”

For clarity, under the terms of this amended Section 1.16, the term of the U.S. Agreement will expire upon the completion of the eleventh Flu Season, unless terminated earlier in accordance with the terms of the U.S. Agreement (as amended by this Master Amendment).  Since the first Flu Season is 2003-2004, the U.S. Agreement will expire (unless terminated) upon the conclusion of the 2013-2014 Flu Season.

(b)                                  Elimination of Options to Extend Co-Promotion Term.  Section 19.8 of the U.S. Agreement is hereby deleted (in order to preserve the numbering of subsequent provisions, Section 19.8 of the U.S. Agreement is reserved).

4.3                               Royalty Rate Adjustment.  The first paragraph of Section 12.1(b) of the U.S. Agreement (including the royalty rate table) is hereby deleted and replaced with the following paragraph and table:

“(b)                           Sales During the 2003-2004 Flu Season and Thereafter.  With respect to Net Sales occurring during the 2003-2004 Flu Season and thereafter, Wyeth shall pay royalties to MedImmune on Annual Net Sales of all aggregated Products in the Territory at the following marginal rates applicable to the Flu Season designated in the table below:

Year in Which Flu Season Begins
	2003 to 2009	2010	2011	2012	2013
For Annual Net Sales up to $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

For the portion of Annual Net Sales in excess of $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) and not exceeding $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

For the portion of Annual Net Sales in excess of $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) and not exceeding $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

For the portion of Annual Net Sales in excess of $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)	(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED)

“

4.4                               Adjustments to the International Agreement.

(a)                                  Term.  Section 18.1(a) of the International Agreement is hereby amended by deleting “December 31, 2012” and inserting in its place “June 30, 2015.”

(b)                                  Termination Without Cause.  Section 18.3(b) of the International Agreement is hereby deleted in its entirety and replaced by the following:  “(b) at any time, with or without cause, upon at least 12 months prior written notice to MedImmune.”

(c)                                  Certain Adjustments to Option Price.  A new Section 18.8(b)(iii) is hereby added to the International Agreement as follows:

“(iii)                     Credit for (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) Option Years.  If Wyeth elects to exercise its option (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED), then Wyeth will receive a credit for each such extension year in the amount of $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) to be applied upon the reconciliation for that extension year described in Section 18.8(b)(ii).  This credit will not, in any event, reduce the Option Price for the applicable extension year below $(CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) and Wyeth acknowledges and agrees that the Option Price advance payment made under Section 18.8(i), if and when made, will be deemed to be non-refundable.  To the extent a balance is remaining after application of the credit consistent with the preceding sentences of this Section 18.8(iii), Wyeth will make payment when due in accordance with Section 18.8(b)(ii) and if there is any residual credit, that credit will be forfeited.  For clarity, any residual credit after (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) will not be applicable against the Option Price for (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED) .”

5.                                      Full Force and Effect.  Except as set forth in this Master Amendment, in all other respects the Agreements remain in full force and effect.

6.                                      Counterpart; Facsimile Signatures.  The Parties agree that this Master Amendment may be executed in counterparts and by facsimile.

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MedImmune and Wyeth have caused this Master Amendment to be executed as of the date first written above by their respective duly authorized officers.

Wyeth, acting through its Wyeth Pharmaceuticals Division			MedImmune Vaccines, Inc.

By:	/s/ Geno J. Germano		By:	/s/ Melvin D. Booth
	Name:	Geno J. Germano		Name:	Melvin D. Booth
	Title:	E.V.P./GM Wyeth Vaccines		Title:	President and COO